Exhibit 99.1

Mondelēz International, Inc.

Unaudited Pro Forma Non-GAAP Financial Information

Deconsolidation of Venezuelan Subsidiaries

Effective as of the close of the 2015 fiscal year, we concluded that we no longer met the accounting criteria for consolidation of our Venezuela subsidiaries due to a loss of control over our Venezuelan operations and an other-than-temporary lack of currency exchangeability. As of the close of the 2015 fiscal year, we deconsolidated and changed to the cost method of accounting for our Venezuelan operations. We recorded a $778 million pre-tax loss in the fourth quarter of 2015 as we reduced the value of our cost method investment in Venezuela and all Venezuelan receivables held by our other subsidiaries to realizable fair value, resulting in full impairment. The loss also included historical cumulative translation adjustments related to our Venezuelan operations that we had previously recorded in accumulated other comprehensive losses within equity.

Impact of Deconsolidation of Venezuelan Subsidiaries on our Ongoing Reporting of U.S. GAAP and Non-GAAP Financial Information

Beginning with our 2016 financial results, as a result of the change to the cost method, it will be more difficult to compare our past and future U.S. GAAP reported business results.

On a reported U.S. GAAP basis, for fiscal periods through December 31, 2015, we will report our historical results from Venezuela as they were originally reported in net revenues, operating income and segment information. Beginning in 2016, in applying the cost method of accounting, we will no longer include net revenues, earnings or net assets of our Venezuelan subsidiaries within our consolidated financial statements, except to the extent cash is received from our Venezuelan subsidiaries.

In order to facilitate comparisons of past and future operating results, we are providing non-GAAP supplemental financial information below which shows our operating results for 2015, 2014 and 2013 excluding the results of our Venezuela operations.

Unaudited Pro Forma Non-GAAP Financial Information

The following unaudited pro forma non-GAAP financial information reflects adjustments to our historical non-GAAP financial results related to our Venezuelan subsidiaries. We have made a reclassification to remove our historical operating results for our Venezuelan subsidiaries from our historical Organic Net Revenue, Adjusted Operating Income and Adjusted EPS to facilitate comparisons of past and future operating results and net earnings.

The unaudited pro forma adjusted financial information (i) is presented based on information currently available, (ii) is intended for informational purposes only, (iii) is not necessarily indicative of and does not purport to represent what our operating results would have been had the deconsolidation of our Venezuela operations occurred as of the beginning of the periods presented or what our future operating results will be after giving effect to the deconsolidation, and (iv) does not reflect all actions that may be undertaken by management after the deconsolidation of our Venezuela operations.

The unaudited pro forma non-GAAP financial information and the accompanying notes should be read together with (i) the audited consolidated financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the year ended December 31, 2014, and (ii) the unaudited interim consolidated financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 through September 30, 2015 and the Form 10-K we will file for the year ended December 31, 2015.

1

Notes to the Pro Forma Non-GAAP Financial Information

Historical Reported U.S. GAAP to Non-GAAP Adjustments

In addition to reporting our U.S. GAAP operating results, we have historically reported the following non-GAAP adjustments. We believe non-GAAP financial information is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results and provide additional transparency on how we evaluate our business. We use certain non-GAAP financial measures to budget, make operating and strategic decisions and evaluate our performance. In addition to our U.S. GAAP operating results, we have disclosed non-GAAP financial measures so that you have the same financial data that we use to assist you in making comparisons to our historical operating results and analyzing our underlying performance.

Refer also to our Quarterly Reports on Form 10-Q for the periods presented for additional information on these adjustments.

Spin-Off Costs

On October 1, 2012, we completed the Spin-Off of our North American grocery business, Kraft Foods Group, Inc. (“Kraft Foods Group”), to our shareholders (the “Spin-Off”). Historically, we incurred Spin-Off transaction, transition and financing and related costs (“Spin-Off Costs”) in our operating results. In 2014, we completed our Spin-Off transition plans.

2012-2014 Restructuring Program

In 2012, our Board of Directors approved $1.5 billion of restructuring and related implementation costs (“2012-2014 Restructuring Program”) reflecting primarily severance, asset disposals and other manufacturing one-time costs. The primary objective of the 2012-2014 Restructuring Program was to ensure that Mondelēz International and Kraft Foods Group were each set up to operate efficiently and execute on their respective business strategies upon separation in the Spin-Off and in the future. Of the $1.5 billion of 2012-2014 Restructuring Program costs, we retained approximately $925 million and Kraft Foods Group retained the balance of the program. Through the end of 2014, we incurred total restructuring and related implementation charges of $899 million and completed incurring planned charges on the program.

Global coffee transaction incremental costs and hedging gains / losses

On July 2, 2015, we completed transactions to combine our wholly owned coffee businesses (including our coffee portfolio in France) with those of D.E Master Blenders 1753 B.V. to create a new company, Jacobs Douwe Egberts (“JDE”).

In connection with the contribution of our global coffee businesses to JDE, we recorded a pre-tax gain of $6.8 billion (or $6.6 billion after taxes) in 2015. We also recorded approximately $1.0 billion of net gains related to hedging the expected cash proceeds from the transactions as described further below.

To lock in an expected U.S. dollar value of approximately $5 billion related to the estimated €4 billion cash consideration we would receive from JDE upon closing, we entered into currency exchange forward contracts beginning in May 2014, when the transaction was announced. Cumulatively over 2014 and through July 6, 2015, we realized aggregate net gains and received cash of approximately $1.0 billion on these currency exchange forward contracts. With the receipt of €3.8 billion on July 2, 2015 ($4.2 billion using spot exchange rates as of July 2, 2015), we have collected $5.2 billion related to the global coffee transactions.

During the second quarter of 2015, we also entered into currency exchange forward contracts to hedge a portion of the cash payments to be made to our subsidiaries in multiple countries where coffee net assets and shares were divested. These hedges with a notional value of €1.6 billion generated net unrealized gains of $21 million during the three months ended June 30, 2015. During July 2015, we settled these forward contracts and realized total pre-tax net gains of $17 million.

We also incurred incremental expenses in 2014 and 2015 related to readying our global coffee businesses for the transactions.

Divestitures

On April 23, 2015, we completed the divestiture of our 50 percent interest in AGF to our joint venture partner, which generated a pre-tax gain of $13 million and after-tax loss of $9 million. We did not divest any businesses during the year ended December 31, 2014. In 2013, we completed several divestitures primarily in our EEMEA and Europe segments that included a salty snacks business in Turkey, a confectionery business in South Africa and a chocolate business in Spain.

2

Acquisitions and acquisition-related costs

On July 15, 2015, we acquired a biscuit operation in Vietnam, which is now a subsidiary within our Asia Pacific segment. On February 16, 2015, we also acquired a U.S. snacking company, Enjoy Life Foods. During 2015, we recorded acquisition-related costs related to these acquisitions. On February 22, 2013, we acquired the remaining interest in a biscuit operation in Morocco, which is now a wholly-owned subsidiary within our EEMEA segment. During 2013, we also recorded a pre-tax gain of $22 million related to the remeasurement of our previously-held equity interest in the operation to fair value in accordance with U.S. GAAP and acquisition costs of $7 million in interest and other expense, net and selling, general and administrative expenses.

Integration Program and other acquisition integration costs

Integration Program costs

We completed the integration of our Cadbury acquisition and ceased accruing program charges in 2013. In 2014 and 2015, we recorded reversals related to accruals no longer required.

Other acquisition integration costs

Other acquisition integration costs relate to the July 2015 acquisition of a biscuit operation in Vietnam, the February 2015 acquisition of Enjoy Life Foods and the February 2013 acquisition of a biscuit operation in Morocco. In 2014 and 2013, we recorded integration charges related to acquiring the remaining interest in the biscuit operation in Morocco. These charges were recorded within cost of sales and selling, general and administrative expenses.

2014-2018 Restructuring Program

On May 6, 2014, our Board of Directors approved a $3.5 billion restructuring program, comprised of approximately $2.5 billion in cash costs and $1 billion in non-cash costs (“2014-2018 Restructuring Program”), and up to $2.2 billion of capital expenditures. The primary objective of the 2014-2018 Restructuring Program is to reduce our operating cost structure in both supply chain and overhead costs. The program is intended primarily to cover severance as well as asset disposals and other manufacturing-related one-time costs.

Venezuela - remeasurement losses and deconsolidation

Effective as of the close of the 2015 fiscal year, we concluded that we no longer met the accounting criteria for consolidation of our Venezuela subsidiaries due to a loss of control over our Venezuelan operations and an other-than-temporary lack of currency exchangeability. As of the close of the 2015 fiscal year, we deconsolidated and changed to the cost method of accounting for our Venezuelan operations. We recorded a $778 million pre-tax loss in the fourth quarter of 2015 as we reduced the value of our cost method investment in Venezuela and all Venezuelan receivables held by our other subsidiaries to realizable fair value, resulting in full impairment. The loss also included historical cumulative translation adjustments related to our Venezuelan operations that we had previously recorded in accumulated other comprehensive losses within equity.

For 2015 and prior periods presented, we included the operating results of our Venezuela operations in our consolidated statements of earnings. During this time, we recognized a number of currency-related remeasurement losses resulting from devaluations of the Venezuela bolivar exchange rates we historically used to source U.S. dollars for purchases of imported raw materials, packaging and other goods and services. We recognized remeasurement losses of $11 million during 2015, $167 million during 2014 and $54 million during 2013.

Loss on debt extinguishment and related costs

On November 30, 2015, we completed a cash tender offer and retired £247 million (approximately $372 million) of our outstanding high coupon long-term debt. We recorded, within interest and other expense, net, a pre-tax loss on debt extinguishment and related expenses of $40 million during the three months ended December 31, 2015, for the amount paid in excess of the carrying value of the debt and from recognizing unamortized premium and deferred financing costs.

On March 20, 2015, we completed a cash tender offer and retired $2.5 billion of our outstanding high coupon long-term U.S. dollar debt. We recorded a pre-tax loss on debt extinguishment and related expenses of $713 million during the three months ended March 31, 2015, for the amount paid in excess of the carrying value of the debt and from recognizing unamortized discounts and deferred financing costs (including deferred cash flow hedges).

On February 6, 2014, we completed a cash tender offer and retired $1.6 billion our outstanding high coupon long-term U.S. dollar debt. We recorded a pre-tax loss on debt extinguishment and related expenses of $495 million during the six months ended June 30, 2014, for the amount paid in excess of the carrying value of the debt and from recognizing unamortized discounts and deferred financing costs.

3

Loss related to interest rate swaps

During the three months ended March 31, 2015, we recognized a pre-tax loss of $34 million related to certain U.S. dollar interest rate swaps that we no longer designate as accounting cash flow hedges due to a change in financing and hedging plans. In the first quarter, our plans to issue U.S. dollar debt changed and we issued euro, British pound sterling and Swiss franc-denominated notes due to lower overall cost and our decision to hedge a greater portion of our net investments in operations that use these currencies as their functional currencies.

Accounting calendar change

In connection with moving toward a common consolidation date across the company, in the first quarter of 2015, we changed the consolidation date for our North America segment from the last Saturday of each period to the last day of each period and reported a favorable impact of $78 million on net revenues for 2015.

Reclassification of historical global coffee business net revenues, operating income and net earnings

We removed our historical global coffee business operating results from our historical Organic Net Revenue and Adjusted Operating Income and reclassified historical global coffee business after-tax earnings to equity method investment earnings to facilitate comparisons of past and future operating results and net earnings.

Reclassification of equity method investment earnings

Historically, we have recorded income from equity method investments within our operating income as these investments operated as extensions of our base business. Beginning in the third quarter of 2015, to align with the accounting for JDE earnings, we will also begin to reclassify the earnings from Dongsuh Foods Corporation and these other entities from operating income to equity method investment earnings. For our historical Adjusted Operating Income results, we have reclassified the equity method investment earnings from Adjusted Operating Income to equity method investment earnings in all historical periods presented.

Equity method investee adjustments

We adjust our equity method investment earnings for our proportionate share of unusual or infrequent items, such as acquisition and divestiture-related costs and restructuring program costs, recorded by our JDE equity method investee.

Constant currency

Management evaluates the operating performance of the company and our international subsidiaries on a constant currency basis. We determine our constant currency operating results by dividing or multiplying, as appropriate, the current period local currency operating results by the currency exchange rates used to translate our financial statements in the comparable prior year period to determine what the current period U.S. dollar operating results would have been if the currency exchange rate had not changed from the comparable prior year period.

Pro Forma Adjustments

We have also made pro forma adjustments to our historical reported non-GAAP financial information to reclassify the results of our historical operating results for our Venezuelan subsidiaries as described below.

Reclassification of our historical Venezuela net revenues, operating income and net earnings

We removed our historical operating results for our Venezuelan subsidiaries from our historical Organic Net Revenue, Adjusted Operating Income and Adjusted EPS to facilitate comparisons of past and future operating results and net earnings.

4

Schedule 1.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Three Months Ended March 31, 2015
Reported (GAAP)	$1,257	$1,153	$695	$2,975	$1,682	$7,762
Historical coffee business	—	(18)	(116)	(618)	—	(752)
Acquisitions	—	—	—	—	(5)	(5)
Accounting calendar change	—	—	—	—	(39)	(39)
Currency	355	73	144	437	24	1,033

Organic (Non-GAAP)	$1,612	$1,208	$723	$2,794	$1,662	$7,999
Reclassification of historical Venezuela operating results	(218)	—	—	—	—	(218)
Reclassification of historical Venezuela operating results - currency impact	(187)	—	—	—	—	(187)

Pro Forma Organic (Non-GAAP)	$1,207	$1,208	$723	$2,794	$1,662	$7,594

For the Three Months Ended March 31, 2014
Reported (GAAP)	$1,356	$1,223	$838	$3,557	$1,667	$8,641
Historical coffee business	(1)	(14)	(159)	(712)	—	(886)

Organic (Non-GAAP)	$1,355	$1,209	$679	$2,845	$1,667	$7,755
Reclassification of historical Venezuela operating results	(237)	—	—	—	—	(237)

Pro Forma Organic (Non-GAAP)	$1,118	$1,209	$679	$2,845	$1,667	$7,518

% Change
Reported (GAAP)	(7.3)%	(5.7)%	(17.1)%	(16.4)%	0.9%	(10.2)%
Organic (Non-GAAP)	19.0%	(0.1)%	6.5%	(1.8)%	(0.3)%	3.1%
Pro Forma Organic (Non-GAAP)	8.0%	(0.1)%	6.5%	(1.8)%	(0.3)%	1.0%

Schedule 1.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Three Months Ended June 30, 2015
Reported (GAAP)	$1,240	$1,024	$869	$2,815	$1,713	$7,661
Historical coffee business	—	(15)	(130)	(730)	—	(875)
Acquisitions	—	—	—	—	(10)	(10)
Currency	247	92	151	417	26	933

Organic (Non-GAAP)	$1,487	$1,101	$890	$2,502	$1,729	$7,709
Reclassification of historical Venezuela operating results	(301)	—	—	—	—	(301)
Reclassification of historical Venezuela operating results - currency impact	(36)	—	—	—	—	(36)

Pro Forma Organic (Non-GAAP)	$1,150	$1,101	$890	$2,502	$1,729	$7,372

For the Three Months Ended June 30, 2014
Reported (GAAP)	$1,242	$1,084	$1,008	$3,379	$1,723	$8,436
Historical coffee business	(1)	(13)	(168)	(790)	—	(972)

Organic (Non-GAAP)	$1,241	$1,071	$840	$2,589	$1,723	$7,464
Reclassification of historical Venezuela operating results	(155)	—	—	—	—	(155)

Pro Forma Organic (Non-GAAP)	$1,086	$1,071	$840	$2,589	$1,723	$7,309

% Change
Reported (GAAP)	(0.2)%	(5.5)%	(13.8)%	(16.7)%	(0.6)%	(9.2)%
Organic (Non-GAAP)	19.8%	2.8%	6.0%	(3.4)%	0.3%	3.3%
Pro Forma Organic (Non-GAAP)	5.9%	2.8%	6.0%	(3.4)%	0.3%	0.9%

Schedule 1.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Three Months Ended September 30, 2015
Reported (GAAP)	$1,233	$1,101	$586	$2,173	$1,756	$6,849
Acquisitions	—	(74)	—	—	(10)	(84)
Accounting calendar change	—	—	—	—	(19)	(19)
Currency	311	145	185	331	43	1,015

Organic (Non-GAAP)	$1,544	$1,172	$771	$2,504	$1,770	$7,761
Reclassification of historical Venezuela operating results	(315)	—	—	—	—	(315)
Reclassification of historical Venezuela operating results - currency impact	(29)	—	—	—	—	(29)

Pro Forma Organic (Non-GAAP)	$1,200	$1,172	$771	$2,504	$1,770	$7,417

For the Three Months Ended September 30, 2014
Reported (GAAP)	$1,315	$1,153	$894	$3,215	$1,760	$8,337
Historical coffee business	—	(16)	(169)	(670)	—	(855)

Organic (Non-GAAP)	$1,315	$1,137	$725	$2,545	$1,760	$7,482
Reclassification of historical Venezuela operating results	(192)	—	—	—	—	(192)

Pro Forma Organic (Non-GAAP)	$1,123	$1,137	$725	$2,545	$1,760	$7,290

% Change
Reported (GAAP)	(6.2)%	(4.5)%	(34.5)%	(32.4)%	(0.2)%	(17.8)%
Organic (Non-GAAP)	17.4%	3.1%	6.3%	(1.6)%	0.6%	3.7%
Pro Forma Organic (Non-GAAP)	6.9%	3.1%	6.3%	(1.6)%	0.6%	1.7%

Schedule 1.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Three Months Ended December 31, 2015
Reported (GAAP)	$1,258	$1,082	$636	$2,565	$1,823	$7,364
Acquisitions	—	(54)	—	—	(12)	(66)
Accounting calendar change	—	—	—	—	(20)	(20)
Currency	274	108	139	289	42	852

Organic (Non-GAAP)	$1,532	$1,136	$775	$2,854	$1,833	$8,130
Reclassification of historical Venezuela operating results	(383)	—	—	—	—	(383)
Reclassification of historical Venezuela operating results - currency impact	(17)	—	—	—	—	(17)

Pro Forma Organic (Non-GAAP)	$1,132	$1,136	$775	$2,854	$1,833	$7,730

For the Three Months Ended December 31, 2014
Reported (GAAP)	$1,240	$1,145	$898	$3,761	$1,786	$8,830
Historical coffee business	(3)	(22)	(163)	(875)	—	(1,063)

Organic (Non-GAAP)	$1,237	$1,123	$735	$2,886	$1,786	$7,767
Reclassification of historical Venezuela operating results	(176)	—	—	—	—	(176)

Pro Forma Organic (Non-GAAP)	$1,061	$1,123	$735	$2,886	$1,786	$7,591

% Change
Reported (GAAP)	1.5%	(5.5)%	(29.2)%	(31.8)%	2.1%	(16.6)%
Organic (Non-GAAP)	23.8%	1.2%	5.4%	(1.1)%	2.6%	4.7%
Pro Forma Organic (Non-GAAP)	6.7%	1.2%	5.4%	(1.1)%	2.6%	1.8%

Schedule 1.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Twelve Months Ended December 31, 2015
Reported (GAAP)	$4,988	$4,360	$2,786	$10,528	$6,974	$29,636
Historical coffee business	—	(33)	(246)	(1,348)	—	(1,627)
Acquisitions	—	(128)	—	—	(37)	(165)
Accounting calendar change	—	—	—	—	(78)	(78)
Currency	1,187	418	619	1,474	135	3,833

Organic (Non-GAAP)	$6,175	$4,617	$3,159	$10,654	$6,994	$31,599
Reclassification of historical Venezuela operating results	(1,217)	—	—	—	—	(1,217)
Reclassification of historical Venezuela operating results - currency impact	(268)	—	—	—	—	(268)

Pro Forma Organic (Non-GAAP)	$4,690	$4,617	$3,159	$10,654	$6,994	$30,114

For the Twelve Months Ended December 31, 2014
Reported (GAAP)	$5,153	$4,605	$3,638	$13,912	$6,936	$34,244
Historical coffee business	(5)	(65)	(659)	(3,047)	—	(3,776)

Organic (Non-GAAP)	$5,148	$4,540	$2,979	$10,865	$6,936	$30,468
Reclassification of historical Venezuela operating results	(760)	—	—	—	—	(760)

Pro Forma Organic (Non-GAAP)	$4,388	$4,540	$2,979	$10,865	$6,936	$29,708

% Change
Reported (GAAP)	(3.2)%	(5.3)%	(23.4)%	(24.3)%	0.5%	(13.5)%
Organic (Non-GAAP)	19.9%	1.7%	6.0%	(1.9)%	0.8%	3.7%
Pro Forma Organic (Non-GAAP)	6.9%	1.7%	6.0%	(1.9)%	0.8%	1.4%

Schedule 1.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America	Asia Pacific	EEMEA	Europe	North America	Mondelēz International
For the Twelve Months Ended December 31, 2014
Reported (GAAP)	$5,153	$4,605	$3,638	$13,912	$6,936	$34,244
Historical coffee business	(5)	(65)	(659)	(3,047)	—	(3,776)
Acquisitions	—	—	(14)	—	—	(14)
Currency	1,039	207	355	(46)	71	1,626

Organic (Non-GAAP)	$6,187	$4,747	$3,320	$10,819	$7,007	$32,080
Reclassification of historical Venezuela operating results	(760)	—	—	—	—	(760)
Reclassification of historical Venezuela operating results - currency impact	(431)	—	—	—	—	(431)

Pro Forma Organic (Non-GAAP)	$4,996	$4,747	$3,320	$10,819	$7,007	$30,899

For the Twelve Months Ended December 31, 2013
Reported (GAAP)	$5,382	$4,952	$3,915	$14,059	$6,991	$35,299
Historical coffee business	(5)	(93)	(730)	(3,076)	—	(3,904)
Divestitures	—	—	(20)	(11)	(39)	(70)
Accounting calendar change	—	—	—	(30)	—	(30)

Organic (Non-GAAP)	$5,377	$4,859	$3,165	$10,942	$6,952	$31,295
Reclassification of historical Venezuela operating results	(795)	—	—	—	—	(795)

Pro Forma Organic (Non-GAAP)	$4,582	$4,859	$3,165	$10,942	$6,952	$30,500

% Change
Reported (GAAP)	(4.3)%	(7.0)%	(7.1)%	(1.0)%	(0.8)%	3.0%
Organic (Non-GAAP)	15.1%	(2.3)%	4.9%	(1.1)%	0.8%	2.5%
Pro Forma Organic (Non-GAAP)	9.0%	(2.3)%	4.9%	(1.1)%	0.8%	1.3%

Schedule 2.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended March 31, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$7,762	$2,941	37.9%	$811	10.4%
2012-2014 Restructuring Program costs	—	—		(2)
2014-2018 Restructuring Program costs	—	4		224
Remeasurement of net monetary assets in Venezuela	—	—		11
Costs associated with the coffee business transactions	—	1		28
Historical coffee business	(752)	(292)		(130)
Acquisition-related costs	—	—		1
Reclassification of equity method investment earnings	—	—		(25)
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$7,010	$2,654	37.9%	$917	13.1%
Reclassification of historical Venezuela operating results	(218)	(71)		(53)

Pro Forma Adjusted (Non-GAAP)	$6,792	$2,583	38.0%	$864	12.7%

Currency		306		110

Pro Forma Adjusted @ Constant FX (Non-GAAP)		$2,889		$974

	For the Three Months Ended March 31, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$8,641	$3,204	37.1%	$843	9.8%
Spin-Off Costs	—	—		3
2012-2014 Restructuring Program costs	—	2		66
Integration Program and other acquisition integration costs	—	(1)		(1)
Remeasurement of net monetary assets in Venezuela	—	—		142
Historical coffee business	(886)	(372)		(159)
Reclassification of equity method investment earnings	—	—		(27)

Adjusted (Non-GAAP)	$7,755	$2,833	36.5%	$867	11.2%
Reclassification of historical Venezuela operating results	(237)	(90)		(66)

Pro Forma Adjusted (Non-GAAP)	$7,518	$2,743	36.5%	$801	10.7%

		Gross Profit		Operating Income
% Change - Reported (GAAP)		(8.2)%		(3.8)%
% Change - Adjusted (Non-GAAP)		(6.3)%		5.8%
% Change - Pro Forma Adjusted (Non-GAAP)		(5.8)%		7.9%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)		5.3%		21.6%

Schedule 2.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended June 30, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$7,661	$3,066	40.0%	$841	11.0%
2012-2014 Restructuring Program costs	—	—		(1)
2014-2018 Restructuring Program costs	—	8		182
Acquisition integration costs	—	—		1
Costs associated with the coffee business transactions	—	2		157
Historical coffee business	(875)	(381)		(212)
Operating income from divestiture	—	—		(5)
Gain on divestiture	—	—		(13)
Acquisition-related costs	—	—		1
Reclassification of equity method investment earnings	—	—		(26)
Rounding	—	—		2

Adjusted (Non-GAAP)	$6,786	$2,695	39.7%	$927	13.7%
Reclassification of historical Venezuela operating results	(301)	(97)		(77)

Pro Forma Adjusted (Non-GAAP)	$6,485	$2,598	40.1%	$850	13.1%

Currency		331		101

Pro Forma Adjusted @ Constant FX (Non-GAAP)		$2,929		$951

	For the Three Months Ended June 30, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$8,436	$3,105	36.8%	$957	11.3%
Spin-Off Costs	—	—		16
2012-2014 Restructuring Program costs	—	4		73
2014-2018 Restructuring Program costs	—	—		10
Integration Program and other acquisition integration costs	—	1		(1)
Costs associated with the coffee business transactions	—	—		5
Historical coffee business	(972)	(378)		(151)
Operating income from divestiture	—	—		(3)
Reclassification of equity method investment earnings	—	—		(30)

Adjusted (Non-GAAP)	$7,464	$2,732	36.6%	$876	11.7%
Reclassification of historical Venezuela operating results	(155)	(41)		(24)

Pro Forma Adjusted (Non-GAAP)	$7,309	$2,691	36.8%	$852	11.7%

		Gross Profit		Operating Income
% Change - Reported (GAAP)		(1.3)%		(12.1)%
% Change - Adjusted (Non-GAAP)		(1.4)%		5.8%
% Change - Pro Forma Adjusted (Non-GAAP)		(3.5)%		(0.2)%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)		8.8%		11.6%

Schedule 2.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended September 30, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$6,849	$2,670	39.0%	$7,802	113.9%
2014-2018 Restructuring Program costs	—	9		221
Acquisition integration costs	—	—		4
Costs associated with the coffee business transactions	—	—		54
Gain on coffee business transactions	—	—		(7,122)
Acquisition-related costs	—	—		6

Adjusted (Non-GAAP)	$6,849	$2,679	39.1%	$965	14.1%
Reclassification of historical Venezuela operating results	(315)	(93)		(78)

Pro Forma Adjusted (Non-GAAP)	$6,534	$2,586	39.6%	$887	13.6%

Currency		356		124

Pro Forma Adjusted @ Constant FX (Non-GAAP)		$2,942		$1,011

	For the Three Months Ended September 30, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$8,337	$3,142	37.7%	$853	10.2%
Spin-Off Costs	—	—		4
2012-2014 Restructuring Program costs	—	3		186
2014-2018 Restructuring Program costs	—	1		67
Integration Program and other acquisition integration costs	—	—		(1)
Remeasurement of net monetary assets in Venezuela	—	—		19
Costs associated with the coffee business transactions	—	—		10
Historical coffee business	(855)	(356)		(184)
Operating income from divestiture	—	—		(1)
Reclassification of equity method investment earnings	—	—		(22)

Adjusted (Non-GAAP)	$7,482	$2,790	37.3%	$931	12.4%
Reclassification of historical Venezuela operating results	(192)	(66)		(49)

Pro Forma Adjusted (Non-GAAP)	$7,290	$2,724	37.4%	$882	12.1%

		Gross Profit		Operating Income
% Change - Reported (GAAP)		(15.0)%		814.7%
% Change - Adjusted (Non-GAAP)		(4.0)%		3.7%
% Change - Pro Forma Adjusted (Non-GAAP)		(5.1)%		0.6%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)		8.0%		14.6%

Schedule 2.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended December 31, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$7,364	$2,835	38.5%	$(557)	(7.6)%
2012-2014 Restructuring Program costs	—	(1)		(1)
2014-2018 Restructuring Program costs	—	21		375
Acquisition integration costs	—	1		4
Venezuela deconsolidation loss	—	—		778
Intangible asset impairment charges	—	—		71
Costs associated with the coffee business transactions	—	1		39
Loss on the coffee business transactions	—	—		313
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$7,364	$2,857	38.8%	$1,021	13.9%
Reclassification of historical Venezuela operating results	(383)	(93)		(73)

Pro Forma Adjusted (Non-GAAP)	$6,981	$2,764	39.6%	$948	13.6%

Currency		303		118

Pro Forma Adjusted @ Constant FX (Non-GAAP)		$3,067		$1,066

	For the Three Months Ended December 31, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$8,830	$3,146	35.6%	$589	6.7%
Spin-Off Costs	—	(2)		12
2012-2014 Restructuring Program costs	—	2		134
2014-2018 Restructuring Program costs	—	2		304
Integration Program and other acquisition integration costs	—	—		(1)
Remeasurement of net monetary assets in Venezuela	—	—		6
Intangible asset impairment charges	—	—		57
Costs associated with the coffee business transactions	—	—		62
Historical coffee business	(1,063)	(349)		(152)
Operating income from divestiture	—	—		(4)
Acquisition-related costs	—	—		2
Reclassification of equity method investment earnings	—	—		(25)

Adjusted (Non-GAAP)	$7,767	$2,799	36.0%	$984	12.7%
Reclassification of historical Venezuela operating results	(176)	(63)		(36)

Pro Forma Adjusted (Non-GAAP)	$7,591	$2,736	36.0%	$948	12.5%

		Gross Profit		Operating Income
% Change - Reported (GAAP)		(9.9)%		(194.6)%
% Change - Adjusted (Non-GAAP)		2.1%		3.8%
% Change - Pro Forma Adjusted (Non-GAAP)		1.0%		0.0%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)		12.1%		12.4%

Schedule 2.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Twelve Months Ended December 31, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$29,636	$11,512	38.8%	$8,897	30.0%
2012-2014 Restructuring Program costs	—	(1)		(4)
2014-2018 Restructuring Program costs	—	42		1,002
Acquisition integration costs	—	1		9
Remeasurement of net monetary assets in Venezuela	—	—		11
Venezuela deconsolidation loss	—	—		778
Intangible asset impairment charges	—	—		71
Costs associated with the coffee business transactions	—	4		278
Historical coffee business	(1,627)	(673)		(342)
Gain on the coffee business transactions	—	—		(6,809)
Operating income from divestiture	—	—		(5)
Gain on divestiture	—	—		(13)
Acquisition-related costs	—	—		8
Reclassification of equity method investment earnings	—	—		(51)

Adjusted (Non-GAAP)	$28,009	$10,885	38.9%	$3,830	13.7%
Reclassification of historical Venezuela operating results	(1,217)	(354)		(281)

Pro Forma Adjusted (Non-GAAP)	$26,792	$10,531	39.3%	$3,549	13.2%

Currency		1,296		453

Pro Forma Adjusted @ Constant FX (Non-GAAP)		$11,827		$4,002

	For the Twelve Months Ended December 31, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$34,244	$12,597	36.8%	$3,242	9.5%
Spin-Off Costs	—	(2)		35
2012-2014 Restructuring Program costs	—	11		459
2014-2018 Restructuring Program costs	—	3		381
Integration Program and other acquisition integration costs	—	—		(4)
Remeasurement of net monetary assets in Venezuela	—	—		167
Intangible asset impairment charges	—	—		57
Costs associated with the coffee business transactions	—	—		77
Historical coffee business	(3,776)	(1,455)		(646)
Operating income from divestiture	—	—		(8)
Acquisition-related costs	—	—		2
Reclassification of equity method investment earnings	—	—		(104)

Adjusted (Non-GAAP)	$30,468	$11,154	36.6%	$3,658	12.0%
Reclassification of historical Venezuela operating results	(760)	(260)		(175)

Pro Forma Adjusted (Non-GAAP)	$29,708	$10,894	36.7%	$3,483	11.7%

		Gross Profit		Operating Income
% Change - Reported (GAAP)		(8.6)%		174.4%
% Change - Adjusted (Non-GAAP)		(2.4)%		4.7%
% Change - Pro Forma Adjusted (Non-GAAP)		(3.3)%		1.9%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)		8.6%		14.9%

Schedule 2.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars) (Unaudited)

	For the Twelve Months Ended December 31, 2013
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income margin
Reported (GAAP)	$35,299	$13,110	37.1%	$3,971	11.2%
Spin-Off Costs	—	—		62
2012-2014 Restructuring Program costs	—	10		330
Integration Program and other acquisition integration costs	—	58		220
Net Benefit from Indemnification Resolution	—	—		(336)
Remeasurement of net monetary assets in Venezuela	—	—		54
Historical coffee business	(3,904)	(1,547)		(700)
Operating income from divestiture	(70)	(18)		(12)
Gain on divestiture	—	—		(30)
Acquisition-related costs	—	—		2
Reclassification of equity method investment earnings	—	—		(101)

Adjusted (Non-GAAP)	$31,325	$11,613	37.1%	$3,460	11.0%
Reclassification of historical Venezuela operating results	(795)	(304)		(192)

Pro Forma Adjusted (Non-GAAP)	$30,530	$11,309	37.0%	$3,268	10.7%

Schedule 3.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Three Months Ended March 31, 2015
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$811	$386	$425	$113	26.6%	$—	$(12)	$324	$0.19
2012-2014 Restructuring Program costs	(2)	—	(2)	(1)		—	—	(1)	—
2014-2018 Restructuring Program costs	224	—	224	48		—	—	176	0.11
Remeasurement of net monetary assets in Venezuela	11	—	11	2		—	—	9	0.01
Income / (costs) associated with the coffee business transactions	28	551	(523)	(196)		—	—	(327)	(0.20)
Reclassification of net earnings from historical coffee divestiture	(130)	—	(130)	(17)		(113)	—	—	—
Loss related to interest rate swaps	—	(34)	34	13		—	—	21	0.01
Divestiture-related costs	—	(1)	1	—		—	—	1	—
Net earnings from divestitures	—	—	—	(32)		—	—	32	0.02
Equity method investee acquisition-related and other adjustments	(25)	—	(25)	—		(25)	—	—	—
Acquisition-related costs	1	—	1	—		—	—	1	—
Loss on debt extinguishment and related expenses	—	(713)	713	261		—	—	452	0.27
Rounding	(1)	—	(1)	—		—	—	(1)	—

Adjusted (Non-GAAP)	$917	$189	$728	$191	26.2%	$(138)	$(12)	$687	$0.41
Reclassification of historical Venezuela operating results	(53)	(2)	(51)	(19)		—	—	(32)	(0.02)

Pro Forma Adjusted (Non-GAAP)	$864	$187	$677	$172	25.4%	$(138)	$(12)	$655	$0.39

Diluted Average Shares Outstanding									1,665

	For the Three Months Ended March 31, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$843	$720	$123	$(27)	(22.0)%	$—	$(13)	$163	$0.09
Spin-Off Costs	3	—	3	1		—	—	2	—
2012-2014 Restructuring Program costs	66	—	66	17		—	—	49	0.03
Integration Program and other acquisition integration costs	(1)	—	(1)	—		—	—	(1)	—
Remeasurement of net monetary assets in Venezuela	142	—	142	(8)		—	—	150	0.09
Reclassification of net earnings from historical coffee business	(159)	—	(159)	(18)		(141)	—	—	—
Reclassification of equity method investment earnings	(27)	—	(27)	—		(27)	—	—	—
Loss on debt extinguishment and related expenses	—	(494)	494	188		—	—	306	0.18

Adjusted (Non-GAAP)	$867	$226	$641	$153	23.9%	$(168)	$(13)	$669	$0.39
Reclassification of historical Venezuela operating results	(66)	(2)	(64)	(20)		—	—	(44)	(0.03)

Pro Forma Adjusted (Non-GAAP)	$801	$224	$577	$133	23.1%	$(168)	$(13)	$625	$0.36

Diluted Average Shares Outstanding									1,722

Schedule 3.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Three Months Ended June 30, 2015
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$841	$314	$527	$100	19.0%	$—	$21	$406	$0.25
2012-2014 Restructuring Program costs	(1)	—	(1)	—		—	—	(1)	—
2014-2018 Restructuring Program costs	182	—	182	47		—	—	135	0.08
Acquisition integration costs	1	—	1	—		—	—	1	—
Income / (costs) associated with the coffee business transactions	157	(144)	301	82		—	—	219	0.13
Reclassification of net earnings from historical coffee business	(212)	—	(212)	(29)		(183)	—	—	—
Net earnings from divestiture	(5)	—	(5)	—		—	—	(5)	—
Loss on divestiture	(13)	—	(13)	(22)		—	—	9	0.01
Equity method investee acquisition-related and other adjustments	(26)	—	(26)	—		(26)	—	—	—
Acquisition-related costs	1	—	1	—		—	—	1	—
Rounding	2	—	2	—		—	—	2	—

Adjusted (Non-GAAP)	$927	$170	$757	$178	23.5%	$(209)	$21	$767	$0.47
Reclassification of historical Venezuela operating results	(77)	2	(79)	(34)		—	—	(45)	(0.03)

Pro Forma Adjusted (Non-GAAP)	$850	$172	$678	$144	21.2%	$(209)	$21	$722	$0.44

Diluted Average Shares Outstanding									1,643

	For the Three Months Ended June 30, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$957	$224	$733	$91	12.4%	$—	$20	$622	$0.36
Spin-Off Costs	16	—	16	6		—	—	10	0.01
2012-2014 Restructuring Program costs	73	—	73	16		—	—	57	0.03
2014-2018 Restructuring Program costs	10	—	10	3		—	—	7	—
Integration Program and other acquisition integration costs	(1)	—	(1)	—		—	—	(1)	—
Remeasurement of net monetary assets in Venezuela	—	—	—	14		—	—	(14)	(0.01)
Income / (costs) associated with the coffee business transactions	5	(7)	12	3		—	—	9	0.01
Reclassification of net earnings from historical coffee business	(151)	—	(151)	(19)		(132)	—	—	—
Net earnings from divestiture	(3)	—	(3)	—		—	—	(3)	—
Reclassification of equity method investment earnings	(30)	—	(30)	—		(30)	—	—	—
Loss on debt extinguishment and related expenses	—	(1)	1	—		—	—	1	—

Adjusted (Non-GAAP)	$876	$216	$660	$114	17.3%	$(162)	$20	$688	$0.40
Reclassification of historical Venezuela operating results	(24)	(1)	(23)	(47)		—	—	24	0.02

Pro Forma Adjusted (Non-GAAP)	$852	$215	$637	$67	10.5%	$(162)	$20	$712	$0.42

Diluted Average Shares Outstanding									1,712

Schedule 3.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Three Months Ended September 30, 2015
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$7,802	$114	$7,688	$348	4.5%	$72	$2	$7,266	$4.46
2014-2018 Restructuring Program costs	221	—	221	62		—	—	159	0.11
Acquisition integration costs	4	—	4	—		—	—	4	—
Income / (costs) associated with the coffee business transactions	54	29	25	(41)		—	—	66	0.04
Gain on the coffee business transactions	(7,122)	—	(7,122)	(197)		—	—	(6,925)	(4.25)
Equity method investee acquisition-related and other adjustments	—	—	—	—		(102)	—	102	0.06
Acquisition-related costs	6	—	6	—		—	—	6	—

Adjusted (Non-GAAP)	$965	$143	$822	$172	20.9%	$(30)	$2	$678	$0.42
Reclassification of historical Venezuela operating results	(78)	1	(79)	(24)		—	—	(55)	(0.04)

Pro Forma Adjusted (Non-GAAP)	$887	$144	$743	$148	19.9%	$(30)	$2	$623	$0.38

Diluted Average Shares Outstanding									1,629

	For the Three Months Ended September 30, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$853	$(227)	$1,080	$178	16.5%	$—	$3	$899	$0.53
Spin-Off Costs	4	—	4	2		—	—	2	—
2012-2014 Restructuring Program costs	186	—	186	39		—	—	147	0.08
2014-2018 Restructuring Program costs	67	—	67	20		—	—	47	0.03
Integration Program and other acquisition integration costs	(1)	—	(1)	—		—	—	(1)	—
Remeasurement of net monetary assets in Venezuela	19	—	19	5		—	—	14	0.01
Income / (costs) associated with the coffee business transactions	10	420	(410)	(152)		—	—	(258)	(0.15)
Reclassification of net earnings from historical coffee business	(184)	—	(184)	(26)		(158)	—	—	—
Net earnings from divestiture	(1)	—	(1)	—		—	—	(1)	—
Reclassification of equity method investment earnings	(22)	—	(22)	—		(22)	—	—	—

Adjusted (Non-GAAP)	$931	$193	$738	$66	8.9%	$(180)	$3	$849	$0.50
Reclassification of historical Venezuela operating results	(49)	—	(49)	23		—	—	(72)	(0.04)

Pro Forma Adjusted (Non-GAAP)	$882	$193	$689	$90	13.1%	$(180)	$3	$777	$0.46

Diluted Average Shares Outstanding									1,705

Schedule 3.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Three Months Ended December 31, 2015
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$(557)	$199	$(756)	$32	(4.2)%	$(72)	$13	$(729)	$(0.46)
Impact of net loss on share dilution calculation	—	—	—	—		—	—	—	0.01
2012-2014 Restructuring Program costs	(1)	—	(1)	—		—	—	(1)	—
2014-2018 Restructuring Program costs	375	—	375	104		—	—	271	0.17
Acquisition integration costs	4	—	4	—		—	—	4	—
Venezuela deconsolidation loss	778	—	778	—		—	—	778	0.48
Intangible asset impairment charges	71	—	71	13		—	—	58	0.03
Income / (costs) associated with the coffee business transactions	39	—	39	10		—	—	29	0.02
Loss on the coffee business transactions	313	—	313	14		—	—	299	0.19
Equity method investee acquisition-related and other adjustments	—	—	—	—		(5)	—	5	—
Loss on debt extinguishment and related expenses	—	(40)	40	14		—	—	26	0.02
Rounding	(1)	—	(1)	—		—	—	(1)	—

Adjusted (Non-GAAP)	$1,021	$159	$862	$187	21.7%	$(77)	$13	$739	$0.46
Reclassification of historical Venezuela operating results	(73)	2	(75)	(30)		—	—	(45)	(0.03)

Pro Forma Adjusted (Non-GAAP)	$948	$161	$787	$157	19.9%	$(77)	$13	$694	$0.43

Diluted Average Shares Outstanding									1,610

	For the Three Months Ended December 31, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$589	$(29)	$618	$111	18.0%	$—	$7	$500	$0.29
Spin-Off Costs	12	—	12	4		—	—	8	0.01
2012-2014 Restructuring Program costs	134	—	134	35		—	—	99	0.06
2014-2018 Restructuring Program costs	304	—	304	78		—	—	226	0.14
Integration Program and other acquisition integration costs	(1)	—	(1)	(1)		—	—	—	—
Remeasurement of net monetary assets in Venezuela	6	—	6	5		—	—	1	—
Intangible asset impairment charges	57	—	57	18		—	—	39	0.02

Income / (costs) associated with the coffee business transactions	62	215	(153)	(70)		—	—	(83)	(0.05)
Reclassification of net earnings from historical coffee business	(152)	—	(152)	(11)		(141)	—	—	—
Net earnings from divestiture	(4)	—	(4)	—		—	—	(4)	(0.01)
Acquisition-related costs	2	—	2	1		—	—	1	—
Reclassification of equity method investment earnings	(25)	—	(25)	—		(25)	—	—	—

Adjusted (Non-GAAP)	$984	$186	$798	$170	21.3%	$(166)	$7	$787	$0.46
Reclassification of historical Venezuela operating results	(36)	3	(39)	(46)		—	—	7	0.01

Pro Forma Adjusted (Non-GAAP)	$948	$189	$759	$124	16.3%	$(166)	$7	$794	$0.47

Diluted Average Shares Outstanding									1,695

Schedule 3.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Twelve Months Ended December 31, 2015
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$8,897	$1,013	$7,884	$593	7.5%	$—	$24	$7,267	$4.44
2012-2014 Restructuring Program costs	(4)	—	(4)	(1)		—	—	(3)	—
2014-2018 Restructuring Program costs	1,002	—	1,002	262		—	—	740	0.45
Acquisition integration costs	9	—	9	—		—	—	9	—
Remeasurement of net monetary assets in Venezuela	11	—	11	1		—	—	10	0.01
Venezuela deconsolidation loss	778	—	778	—		—	—	778	0.48
Intangible asset impairment charges	71	—	71	13		—	—	58	0.03
Income / (costs) associated with the coffee business transactions	278	436	(158)	(145)		—	—	(13)	(0.01)
Reclassification of net earnings from historical coffee business	(342)	—	(342)	(46)		(296)	—	—	—
Gain on the coffee business transactions	(6,809)	—	(6,809)	(183)		—	—	(6,626)	(4.05)
Loss related to interest rate swaps	—	(34)	34	13		—	—	21	0.01
Divestiture-related costs	—	(1)	1	—		—	—	1	—
Net earnings from divestiture	(5)	—	(5)	(32)		—	—	27	0.02
Loss on divestiture	(13)	—	(13)	(22)		—	—	9	0.01
Equity method investee acquisition-related and other adjustments	—	—	—	—		(107)	—	107	0.07
Acquisition-related costs	8	—	8	—		—	—	8	—
Reclassification of equity method investment earnings	(51)	—	(51)	—		(51)	—	—	—
Loss on debt extinguishment and related expenses	—	(753)	753	275		—	—	478	0.29

Adjusted (Non-GAAP)	$3,830	$661	$3,169	$728	23.0%	$(454)	$24	$2,871	$1.75
Reclassification of historical Venezuela operating results	(281)	3	(284)	(107)		—	—	(177)	(0.10)

Pro Forma Adjusted (Non-GAAP)	$3,549	$664	$2,885	$621	21.5%	$(454)	$24	$2,694	$1.65

Diluted Average Shares Outstanding									1,637

	For the Twelve Months Ended December 31, 2014
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,242	$688	$2,554	$353	13.8%	$—	$17	$2,184	$1.28
Spin-Off Costs	35	—	35	13		—	—	22	0.01
2012-2014 Restructuring Program costs	459	—	459	107		—	—	352	0.21
2014-2018 Restructuring Program costs	381	—	381	101		—	—	280	0.16
Integration Program and other acquisition integration costs	(4)	—	(4)	(1)		—	—	(3)	—
Remeasurement of net monetary assets in Venezuela	167	—	167	16		—	—	151	0.09
Intangible asset impairment charges	57	—	57	18		—	—	39	0.02
Income / (costs) associated with the coffee business transactions	77	628	(551)	(219)		—	—	(332)	(0.19)
Reclassification of net earnings from historical coffee business	(646)	—	(646)	(74)		(572)	—	—	—
Net earnings from divestiture	(8)	—	(8)	—		—	—	(8)	(0.01)
Acquisition-related costs	2	—	2	1		—	—	1	—
Reclassification of equity method investment earnings	(104)	—	(104)	—		(104)	—	—	—
Loss on debt extinguishment and related expenses	—	(495)	495	188		—	—	307	0.18

Adjusted (Non-GAAP)	$3,658	$821	$2,837	$503	17.7%	$(676)	$17	$2,993	$1.75
Reclassification of historical Venezuela operating results	(175)	—	(175)	(90)		—	—	(85)	(0.05)

Pro Forma Adjusted (Non-GAAP)	$3,483	$821	$2,662	$413	15.5%	$(676)	$17	$2,908	$1.70

Diluted Average Shares Outstanding									1,709

Schedule 3.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars, except per share data) (Unaudited)

	For the Twelve Months Ended December 31, 2013
	Operating Income	Interest and other expense / (income)	Earnings before taxes	Income taxes	Effective tax rate	Equity Method Investment (Earnings) / Losses	Non- controlling interest	Net Earnings attributable to Mondelēz International- Continuing	Diluted EPS attributable to Mondelēz International- Continuing
Reported (GAAP)	$3,971	$1,579	$2,392	$60	2.5%	$—	$20	$2,312	$1.29
Spin-Off Costs	62	—	62	23		—	—	39	0.02
2012-2014 Restructuring Program costs	330	—	330	82		—	—	248	0.14
Integration Program and other acquisition integration costs	220	—	220	45		—	—	175	0.10
Net Benefit from Indemnification Resolution	(336)	49	(385)	(22)		—	—	(363)	(0.20)
Remeasurement of net monetary assets in Venezuela	54	—	54	(5)		—	—	59	0.03
Residual Tax Associated with Starbucks Arbitration	—	—	—	36		—	—	(36)	(0.02)
Reclassification of net earnings from historical coffee business	(700)	—	(700)	(117)		(583)	—	—	—
Net earnings from divestiture	(12)	—	(12)	(2)		—	—	(10)	—
Gains on acquisition and divestitures, net	(30)	—	(30)	39		—	—	(69)	(0.04)
Acquisition-related costs	2	(5)	7	—		—	—	7	—
Reclassification of equity method investment earnings	(101)	—	(101)	—		(101)	—	—	—
Loss on debt extinguishment and related expenses	—	(612)	612	224		—	—	388	0.22

Adjusted (Non-GAAP)	$3,460	$1,011	$2,449	$363	14.8%	$(684)	$20	$2,750	$1.54
Reclassification of historical Venezuela operating results	(192)	1	(193)	(63)		—	—	(130)	(0.08)

Pro Forma Adjusted (Non-GAAP)	$3,268	$1,012	$2,256	$300	13.3%	$(684)	$20	$2,620	$1.46

Diluted Average Shares Outstanding									1,789

Schedule 4.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended March 31, 2015
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,257		$1,153		$695		$2,975		$1,682		$—	$—	$—	$—	$7,762
Historical coffee business	—		(18)		(116)		(618)		—		—	—	—	—	(752)

Adjusted (Non-GAAP)	$1,257		$1,135		$579		$2,357		$1,682		$—	$—	$—	$—	$7,010
Reclassification of historical Venezuela operating results	(218)		—		—		—		—		—	—	—	—	(218)

Pro Forma Adjusted (Non-GAAP)	$1,039		$1,135		$579		$2,357		$1,682		$—	$—	$—	$—	$6,792

Operating Income
Reported (GAAP)	$154		$146		$32		$326		$281		$(7)	$(74)	$(46)	$(1)	$811
2012-2014 Restructuring Program costs	—		(1)		—		—		(1)		—	—	—	—	(2)
2014-2018 Restructuring Program costs	24		29		6		129		20		—	16	—	—	224
Remeasurement of net monetary assets in Venezuela	11		—		—		—		—		—	—	—	—	11
Costs associated with the coffee business transactions	—		1		4		13		—		—	10	—	—	28
Historical coffee business	—		(6)		(19)		(96)		—		(10)	1	—	—	(130)
Operating income from divestiture	—		(1)		—		—		—		—	1	—	—	—
Acquisition-related costs	—		—		—		—		—		—	—	—	1	1
Reclassification of equity method investment earnings	—		(21)		(1)		—		(3)		—	—	—	—	(25)
Rounding	—		—		—		—		—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$189		$147		$22		$372		$297		$(17)	$(47)	$(46)	$—	$917
Reclassification of historical Venezuela operating results	(53)		—		—		—		—		—	—	—	—	(53)

Pro Forma Adjusted (Non-GAAP)	$136		$147		$22		$372		$297		$(17)	$(47)	$(46)	$—	$864
Currency	27		11		(4)		85		1		—	(5)	(5)	—	110

Pro Forma Adjusted @ Constant FX (Non-GAAP)	$163		$158		$18		$457		$298		$(17)	$(52)	$(51)	$—	$974

% Change - Reported (GAAP)	250.0%		(22.3)%		(50.0)%		(29.6)%		38.4%		n/m	(2.8)%	14.8%	n/m	(3.8)%
% Change - Adjusted (Non-GAAP)	1.6%		(7.0)%		(35.3)%		(1.3)%		29.7%		n/m	30.9%	14.8%	n/m	5.8%
% Change - Pro Forma Adjusted (Non-GAAP)	13.3%		(7.0)%		(35.3)%		(1.3)%		29.7%		n/m	30.9%	14.8%	n/m	7.9%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)	35.8%		0.0%		(47.1)%		21.2%		30.1%		n/m	23.5%	5.6%	n/m	21.6%

Operating Income Margin
Reported %	12.3%		12.7%		4.6%		11.0%		16.7%						10.4%
Reported pp change	9.1	pp	(2.7	)pp	(3.0	)pp	(2.0	)pp	4.5	pp					0.6	pp
Adjusted %	15.0%		13.0%		3.8%		15.8%		17.7%						13.1%
Adjusted pp change	1.3	pp	(0.1	)pp	(1.2	)pp	2.5	pp	4.0	pp					1.9	pp
Pro Forma Adjusted %	13.1%		13.0%		3.8%		15.8%		17.7%						12.7%
Pro Forma Adjusted pp change	2.4	pp	(0.1	)pp	(1.2	)pp	2.5	pp	4.0	pp					2.0	pp

	For the Three Months Ended March 31, 2014
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,356		$1,223		$838		$3,557		$1,667		$—	$—	$—	$—	$8,641
Historical coffee business	(1)		(14)		(159)		(712)		—		—	—	—	—	(886)

Adjusted (Non-GAAP)	$1,355		$1,209		$679		$2,845		$1,667		$—	$—	$—	$—	$7,755
Reclassification of historical Venezuela operating results	(237)		—		—		—		—		—	—	—	—	(237)

Pro Forma Organic (Non-GAAP)	$1,118		$1,209		$679		$2,845		$1,667		$—	$—	$—	$—	$7,518

Operating Income
Reported (GAAP)	$44		$188		$64		$463		$203		$7	$(72)	$(54)	$—	$843
Spin-Off Costs	—		—		—		—		—		—	3	—	—	3
2012-2014 Restructuring Program costs	1		—		5		32		27		—	1	—	—	66
Integration Program and other acquisition integration costs	—		—		1		(1)		—		—	(1)	—	—	(1)
Remeasurement of net monetary assets in Venezuela	142		—		—		—		—		—	—	—	—	142
Historical coffee business	(1)		(5)		(35)		(117)		—		(2)	1	—	—	(159)
Operating income from divestiture	—		—		—		—		—		—	—	—	—	—
Reclassification of equity method investment earnings	—		(25)		(1)		—		(1)		—	—	—	—	(27)

Adjusted (Non-GAAP)	$186		$158		$34		$377		$229		$5	$(68)	$(54)	$—	$867
Reclassification of historical Venezuela operating results	(66)		—		—		—		—		—	—	—	—	(66)

Pro Forma Organic (Non-GAAP)	$120		$158		$34		$377		$229		$5	$(68)	$(54)	$—	$801

Operating Income Margin
Reported %	3.2%		15.4%		7.6%		13.0%		12.2%						9.8%
Adjusted %	13.7%		13.1%		5.0%		13.3%		13.7%						11.2%
Pro Forma Adjusted %	10.7%		13.1%		5.0%		13.3%		13.7%						10.7%

Schedule 4.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended June 30, 2015
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,240		$1,024		$869		$2,815		$1,713		$—	$—	$—	$—	$7,661
Historical coffee business	—		(15)		(130)		(730)		—		—	—	—	—	(875)

Adjusted (Non-GAAP)	$1,240		$1,009		$739		$2,085		$1,713		$—	$—	$—	$—	$6,786
Reclassification of historical Venezuela operating results	(301)		—		—		—		—		—	—	—	—	(301)

Pro Forma Adjusted (Non-GAAP)	$939		$1,009		$739		$2,085		$1,713		$—	$—	$—	$—	$6,485

Operating Income
Reported (GAAP)	$134		$104		$100		$261		$261		$86	$(71)	$(46)	$12	$841
2012-2014 Restructuring Program costs	—		—		—		—		(1)		—	—	—	—	(1)
2014-2018 Restructuring Program costs	46		25		14		54		32		—	11	—	—	182
Acquisition integration costs	—		2		—		—		—		—	(1)	—	—	1
Costs associated with the coffee business transactions	1		2		11		139		—		—	4	—	—	157
Historical coffee business	—		(7)		(22)		(152)		—		(30)	(1)	—	—	(212)
Operating income from divestiture	—		(4)		—		—		—		—	(1)	—	—	(5)
Gain on divestiture	—		—		—		—		—		—	—	—	(13)	(13)
Reclassification of equity method investment earnings	—		(22)		(2)		—		(1)		—	—	—	(1)	(26)
Acquisition-related costs	—		—		—		—		—		—	—	—	1	1
Rounding	—		—		—		—		—		—	2	—	—	2

Adjusted (Non-GAAP)	$181		$100		$101		$302		$291		$56	$(57)	$(46)	$(1)	$927
Reclassification of historical Venezuela operating results	(77)		—		—		—		—		—	—	—	—	(77)

Pro Forma Adjusted (Non-GAAP)	$104		$100		$101		$302		$291		$56	$(57)	$(46)	$(1)	$850
Currency	28		10		20		67		5		—	(21)	(8)	—	101

Pro Forma Adjusted @ Constant FX (Non-GAAP)	$132		$110		$121		$369		$296		$56	$(78)	$(54)	$(1)	$951

% Change - Reported (GAAP)	(4.3)%		(6.3)%		(31.5)%		(43.6)%		(3.0)%		n/m	(12.7)%	16.4%	n/m	(12.1)%
% Change - Adjusted (Non-GAAP)	24.0%		29.9%		(15.1)%		(21.4)%		1.0%		n/m	(46.2)%	16.4%	n/m	5.8%
% Change - Pro Forma Adjusted (Non-GAAP)	(14.8)%		29.9%		(15.1)%		(21.4)%		1.0%		n/m	(46.2)%	16.4%	n/m	(0.2)%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)	8.2%		42.9%		1.7%		(3.9)%		2.8%		n/m	(100.0)%	1.8%	n/m	11.6%

Operating Income Margin
Reported %	10.8%		10.2%		11.5%		9.3%		15.2%						11.0%
Reported pp change	(0.5	)pp	—	pp	(3.0	)pp	(4.4	)pp	(0.4	)pp					(0.3	)pp
Adjusted %	14.6%		9.9%		13.7%		14.5%		17.0%						13.7%
Adjusted pp change	2.8	pp	2.7	pp	(0.5	)pp	(0.3	)pp	0.3	pp					2.0	pp
Pro Forma Adjusted %	11.1%		9.9%		13.7%		14.5%		17.0%						13.1%
Pro Forma Adjusted pp change	(0.1	)pp	2.7 pp		(0.5	)pp	(0.3	)pp	0.3	pp					1.4	pp

	For the Three Months Ended June 30, 2014
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,242		$1,084		$1,008		$3,379		$1,723		$—	$—	$—	$—	$8,436
Historical coffee business	(1)		(13)		(168)		(790)		—		—	—	—	—	(972)

Adjusted (Non-GAAP)	$1,241		$1,071		$840		$2,589		$1,723		$—	$—	$—	$—	$7,464
Reclassification of historical Venezuela operating results	(155)		—		—		—		—		—	—	—	—	(155)

Pro Forma Organic (Non-GAAP)	$1,086		$1,071		$840		$2,589		$1,723		$—	$—	$—	$—	$7,309

Operating Income
Reported (GAAP)	$140		$111		$146		$463		$269		$(54)	$(63)	$(55)	$—	$957
Spin-Off Costs	—		—		—		—		—		—	16	—	—	16
2012-2014 Restructuring Program costs	4		1		9		39		22		—	(2)	—	—	73
2014-2018 Restructuring Program costs	2		—		—		—		—		—	8	—	—	10
Integration Program and other acquisition integration costs	—		—		2		(4)		—		—	1	—	—	(1)
Costs associated with the coffee business transactions	—		—		—		5		—		—	—	—	—	5
Operating income from historical coffee business	—		(6)		(37)		(119)		—		10	1	—	—	(151)
Operating income from divestiture	—		(3)		—		—		—		—	—	—	—	(3)
Reclassification of equity method investment earnings	—		(26)		(1)		—		(3)		—	—	—	—	(30)

Adjusted (Non-GAAP)	$146		$77		$119		$384		$288		$(44)	$(39)	$(55)	$—	$876
Reclassification of historical Venezuela operating results	(24)		—		—		—		—		—	—	—	—	(24)

Pro Forma Organic (Non-GAAP)	$122		$77		$119		$384		$288		$(44)	$(39)	$(55)	$—	$852

Operating Income Margin
Reported %	11.3%		10.2%		14.5%		13.7%		15.6%						11.3%
Adjusted %	11.8%		7.2%		14.2%		14.8%		16.7%						11.7%
Pro Forma Adjusted %	11.2%		7.2%		14.2%		14.8%		16.7%						11.7%

Schedule 4.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended September 30, 2015
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,233		$1,101		$586		$2,173		$1,756		$—	$—	$—	$—	$6,849
Historical coffee business	—		—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$1,233		$1,101		$586		$2,173		$1,756		$—	$—	$—	$—	$6,849
Reclassification of historical Venezuela operating results	(315)		—		—		—		—		—	—	—	—	(315)

Pro Forma Adjusted (Non-GAAP)	$918		$1,101		$586		$2,173		$1,756		$—	$—	$—	$—	$6,534

Operating Income
Reported (GAAP)	$134		$71		$52		$298		$275		$(4)	$(95)	$(45)	$7,116	$7,802
2014-2018 Restructuring Program costs	36		36		8		54		58		—	29	—	—	221
Acquisition integration costs	—		3		—		—		—		—	1	—	—	4
Costs associated with the coffee business transactions	—		—		4		27		—		—	23	—	—	54
Gain on the coffee business transactions	—		—		—		—		—		—	—	—	(7,122)	(7,122)
Acquisition-related costs	—		—		—		—		—		—	—	—	6	6

Adjusted (Non-GAAP)	$170		$110		$64		$379		$333		$(4)	$(42)	$(45)	$—	$965
Reclassification of historical Venezuela operating results	(78)		—		—		—		—		—	—	—	—	(78)
Rounding	—		—		—		—		—		—	—	—	—	—

Pro Forma Adjusted (Non-GAAP)	$92		$110		$64		$379		$333		$(4)	$(42)	$(45)	$—	$887
Currency	34		24		17		57		6		—	(8)	(6)	—	124

Pro Forma Adjusted @ Constant FX (Non-GAAP)	$126		$134		$81		$436		$339		$(4)	$(50)	$(51)	$—	$1,011

% Change - Reported (GAAP)	11.7%		9.2%		(44.1)%		(19.0)%		1.1%		n/m	(69.6)%	6.3%	n/m	814.7%
% Change - Adjusted (Non-GAAP)	(2.3)%		57.1%		0.0%		1.6%		7.1%		n/m	(2.4)%	6.3%	n/m	3.7%
% Change - Pro Forma Adjusted (Non-GAAP)	(27.0)%		57.1%		0.0%		1.6%		7.1%		n/m	(2.4)%	6.3%	n/m	0.5%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)	0.0%		91.4%		26.6%		16.9%		9.0%		n/m	(22.0)%	(6.3)%	n/m	14.5%

Operating Income Margin
Reported %	10.9%		6.4%		8.9%		13.7%		15.7%						113.9%
Reported pp change	1.8	pp	0.8	pp	(1.5	)pp	2.3	pp	0.2	pp					103.7	pp
Adjusted %	13.8%		10.0%		10.9%		17.4%		19.0%						14.1%
Adjusted pp change	0.6	pp	3.8	pp	2.1	pp	2.7	pp	1.3	pp					1.7	pp
Pro Forma Adjusted %	10.0%		10.0%		10.9%		17.4%		19.0%						13.6%
Pro Forma Adjusted pp change	(1.2	)pp	3.8	pp	2.1	pp	2.7	pp	1.3	pp					1.5	pp

	For the Three Months Ended September 30, 2014
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,315		$1,153		$894		$3,215		$1,760		$—	$—	$—	$—	$8,337
Historical coffee business	—		(16)		(169)		(670)		—		—	—	—	—	(855)

Adjusted (Non-GAAP)	$1,315		$1,137		$725		$2,545		$1,760		$—	$—	$—	$—	$7,482
Reclassification of historical Venezuela operating results	(192)		—		—		—		—		—	—	—	—	(192)

Pro Forma Organic (Non-GAAP)	$1,123		$1,137		$725		$2,545		$1,760		$—	$—	$—	$—	$7,290

Operating Income
Reported (GAAP)	$120		$65		$93		$368		$272		$39	$(56)	$(48)	$—	$853
Spin-Off Costs	—		—		—		—		—		—	4	—	—	4
2012-2014 Restructuring Program costs	3		28		14		99		41		—	1	—	—	186
2014-2018 Restructuring Program costs	32		4		3		14		1		—	13	—	—	67
Integration Program and other acquisition integration costs	—		—		—		—		—		—	(1)	—	—	(1)
Remeasurement of net monetary assets in Venezuela	19		—		—		—		—		—	—	—	—	19
Costs associated with the coffee business transactions	—		—		—		10		—		—	—	—	—	10
Historical coffee business	—		(8)		(45)		(118)		—		(11)	(2)	—	—	(184)
Operating income from divestiture	—		(1)		—		—		—		—	—	—	—	(1)
Reclassification of equity method investment earnings	—		(18)		(1)		—		(3)		—	—	—	—	(22)

Adjusted (Non-GAAP)	$174		$70		$64		$373		$311		$28	$(41)	$(48)	$—	$931
Reclassification of historical Venezuela operating results	(49)		—		—		—		—		—	—	—	—	(49)

Pro Forma Organic (Non-GAAP)	$125		$70		$64		$373		$311		$28	$(41)	$(48)	$—	$882

Operating Income Margin
Reported %	9.1%		5.6%		10.4%		11.4%		15.5%						10.2%
Adjusted %	13.2%		6.2%		8.8%		14.7%		17.7%						12.4%
Pro Forma Adjusted %	11.1%		6.2%		8.8%		14.7%		17.7%						12.1%

Schedule 4.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended December 31, 2015
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,258		$1,082		$636		$2,565		$1,823		$—	$—	$—	$—	$7,364
Historical coffee business	—		—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$1,258		$1,082		$636		$2,565		$1,823		$—	$—	$—	$—	$7,364
Reclassification of historical Venezuela operating results	(383)		—		—		—		—		—	—	—	—	(383)

Pro Forma Adjusted (Non-GAAP)	$875		$1,082		$636		$2,565		$1,823		$—	$—	$—	$—	$6,981

Operating Income
Reported (GAAP)	$63		$(53)		$10		$392		$288		$21	$(143)	$(44)	$(1,091)	$(557)
2012-2014 Restructuring Program costs	—		(1)		—		(1)		—		—	1	—	—	(1)
2014-2018 Restructuring Program costs	78		62		47		64		73		—	51	—	—	375
Acquisition integration costs	—		4		1		—		—		—	(1)	—	—	4
Venezuela deconsolidation loss	—		—		—		—		—		—	—	—	778	778
Intangible asset impairment charges	5		44		—		22		—		—	—	—	—	71
Costs associated with the coffee business transactions	—		2		—		21		—		—	16	—	—	39
Loss on the coffee business transactions	—		—		—		—		—		—	—	—	313	313
Rounding	—		—		—		—		—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$146		$58		$58		$498		$361		$21	$(77)	$(44)	$—	$1,021
Reclassification of historical Venezuela operating results	(73)		—		—		—		—		—	—	—	—	(73)

Pro Forma Adjusted (Non-GAAP)	$73		$58		$58		$498		$361		$21	$(77)	$(44)	$—	$948
Currency	28		9		17		61		7		—	2	(6)	—	118

Pro Forma Adjusted @ Constant FX (Non-GAAP)	$101		$67		$75		$559		$368		$21	$(75)	$(50)	$—	$1,066

% Change - Reported (GAAP)	(63.2)%		(352.4)%		(58.3)%		(17.6)%		61.8%		n/m	(13.5)%	10.2%	n/m	(194.6)%
% Change - Adjusted (Non-GAAP)	(39.7)%		(10.8)%		45.0%		(0.4)%		23.6%		n/m	(71.1)%	10.2%	n/m	3.8%
% Change - Pro Forma Adjusted (Non-GAAP)	(64.4)%		(10.8)%		45.0%		(0.4)%		23.6%		n/m	(71.1)%	10.2%	n/m	0.0%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)	(51.2)%		3.1%		87.5%		11.8%		26.0%		n/m	(66.7)%	(2.0)%	n/m	12.4%

Operating Income Margin
Reported %	5.0%		(4.9)%		1.6%		15.3%		15.8%						(7.6)%
Reported pp change	(8.8	)pp	(6.7	)pp	(1.1	)pp	2.6	pp	5.8	pp					(14.3	)pp
Adjusted %	11.6%		5.4%		9.1%		19.4%		19.8%						13.9%
Adjusted pp change	(8.0	)pp	(0.4	)pp	3.7	pp	2.1	pp	3.5	pp					1.2	pp
Pro Forma Adjusted %	8.3%		5.4%		9.1%		19.4%		19.8%						13.6%
Pro Forma Adjusted pp change	(11.0	)pp	(0.4	)pp	3.7	pp	2.1	pp	3.5	pp					1.1	pp

	For the Three Months Ended December 31, 2014
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,240		$1,145		$898		$3,761		$1,786		$—	$—	$—	$—	$8,830
Historical coffee business	(3)		(22)		(163)		(875)		—		—	—	—	—	(1,063)

Adjusted (Non-GAAP)	$1,237		$1,123		$735		$2,886		$1,786		$—	$—	$—	$—	$7,767
Reclassification of historical Venezuela operating results	(176)		—		—		—		—		—	—	—	—	(176)

Pro Forma Organic (Non-GAAP)	$1,061		$1,123		$735		$2,886		$1,786		$—	$—	$—	$—	$7,591

Operating Income
Reported (GAAP)	$171		$21		$24		$476		$178		$(104)	$(126)	$(49)	$(2)	$589
Spin-Off Costs	—		—		—		—		—		—	12	—	—	12
2012-2014 Restructuring Program costs	3		11		31		30		55		—	4	—	—	134
2014-2018 Restructuring Program costs	63		21		20		114		61		—	25	—	—	304
Integration Program and other acquisition integration costs	—		(1)		1		—		—		—	(1)	—	—	(1)
Remeasurement of net monetary assets in Venezuela	6		—		—		—		—		—	—	—	—	6
Intangible asset impairment charges	—		48		—		9		—		—	—	—	—	57
Costs associated with the coffee business transactions	—		—		5		16		—		—	41	—	—	62
Historical coffee business	(1)		(10)		(38)		(145)		—		42	—	—	—	(152)
Operating income from divestiture	—		(4)		—		—		—		—	—	—	—	(4)
Acquisition-related costs	—		—		—		—		—		—	—	—	2	2
Reclassification of equity method investment earnings	—		(21)		(3)		—		(2)		—	—	—	1	(25)

Adjusted (Non-GAAP)	$242		$65		$40		$500		$292		$(62)	$(45)	$(49)	$1	$984
Reclassification of historical Venezuela operating results	(36)		—		—		—		—		—	—	—	—	(36)

Pro Forma Organic (Non-GAAP)	$206		$65		$40		$500		$292		$(62)	$(45)	$(49)	$1	$948

Operating Income Margin
Reported %	13.8%		1.8%		2.7%		12.7%		10.0%						6.7%
Adjusted %	19.6%		5.8%		5.4%		17.3%		16.3%						12.7%
Pro Forma Adjusted %	19.4%		5.8%		5.4%		17.3%		16.3%						12.5%

Schedule 4.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Twelve Months Ended December 31, 2015
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$4,988		$4,360		$2,786		$10,528		$6,974		$—	$—	$—	$—	$29,636
Historical coffee business	—		(33)		(246)		(1,348)		—		—	—	—	—	(1,627)

Adjusted (Non-GAAP)	$4,988		$4,327		$2,540		$9,180		$6,974		$—	$—	$—	$—	$28,009
Reclassification of historical Venezuela operating results	(1,217)		—		—		—		—		—	—	—	—	(1,217)

Pro Forma Adjusted (Non-GAAP)	$3,771		$4,327		$2,540		$9,180		$6,974		$—	$—	$—	$—	$26,792

Operating Income
Reported (GAAP)	$485		$268		$194		$1,277		$1,105		$96	$(383)	$(181)	$6,036	$8,897
2012-2014 Restructuring Program costs	—		(2)		—		(1)		(2)		—	1	—	—	(4)
2014-2018 Restructuring Program costs	184		152		75		301		183		—	107	—	—	1,002
Acquisition integration costs	—		9		1		—		—		—	(1)	—	—	9
Remeasurement of net monetary assets in Venezuela	11		—		—		—		—		—	—	—	—	11
Venezuela deconsolidation loss	—		—		—		—		—		—	—	—	778	778
Intangible asset impairment charges	5		44		—		22		—		—	—	—	—	71
Costs associated with the coffee business transactions	1		5		19		200		—		—	53	—	—	278
Historical coffee business	—		(13)		(41)		(248)		—		(40)	—	—	—	(342)
Gain on the coffee business transactions	—		—		—		—		—		—	—	—	(6,809)	(6,809)
Operating income from divestiture	—		(5)		—		—		—		—	—	—	—	(5)
Gain on divestiture	—		—		—		—		—		—	—	—	(13)	(13)
Acquisition-related costs	—		—		—		—		—		—	—	—	8	8
Reclassification of equity method investment earnings	—		(43)		(3)		—		(4)		—	—	—	(1)	(51)

Adjusted (Non-GAAP)	$686		$415		$245		$1,551		$1,282		$56	$(223)	$(181)	$(1)	$3,830
Reclassification of historical Venezuela operating results	(281)		—		—		—		—		—	—	—	—	(281)

Pro Forma Adjusted (Non-GAAP)	$405		$415		$245		$1,551		$1,282		$56	$(223)	$(181)	$(1)	$3,549
Currency	117		54		50		270		19		—	(33)	(25)	1	453

Pro Forma Adjusted @ Constant FX (Non-GAAP)	$522		$469		$295		$1,821		$1,301		$56	$(256)	$(206)	$—	$4,002

% Change - Reported (GAAP)	2.1%		(30.4)%		(40.7)%		(27.9)%		19.8%		n/m	(20.8)%	12.1%	n/m	174.4%
% Change - Adjusted (Non-GAAP)	(8.3)%		12.2%		(4.7)%		(5.1)%		14.5%		n/m	(15.5)%	12.1%	n/m	4.7%
% Change - Pro Forma Adjusted (Non-GAAP)	(29.3)%		12.2%		(4.7)%		(5.1)%		14.5%		n/m	(15.5)%	12.1%	n/m	1.9%
% Change - Pro Forma Adjusted @ Constant FX (Non-GAAP)	(9.1)%		26.8%		14.8%		11.4%		16.2%		n/m	(32.6)%	0.0%	n/m	14.9%

Operating Income Margin
Reported %	9.7%		6.1%		7.0%		12.1%		15.8%						30.0%
Reported pp change	0.5	pp	(2.3	)pp	(2.0	)pp	(0.6	)pp	2.5	pp					20.5	pp
Adjusted %	13.8%		9.6%		9.6%		16.9%		18.4%						13.7%
Adjusted pp change	(0.7	)pp	1.5	pp	1.0	pp	1.9	pp	2.3	pp					1.7	pp
Pro Forma Adjusted %	10.7%		9.6%		9.6%		16.9%		18.4%						13.2%
Pro Forma Adjusted pp change	(2.4	)pp	1.5	pp	1.0	pp	1.9	pp	2.3	pp					1.5	pp

	For the Twelve Months Ended December 31, 2014
	Latin America		Asia Pacific		EEMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$5,153		$4,605		$3,638		$13,912		$6,936		$—	$—	$—	$—	$34,244
Historical coffee business	(5)		(65)		(659)		(3,047)		—		—	—	—	—	(3,776)

Adjusted (Non-GAAP)	$5,148		$4,540		$2,979		$10,865		$6,936		$—	$—	$—	$—	$30,468
Reclassification of historical Venezuela operating results	(760)		—		—		—		—		—	—	—	—	(760)

Pro Forma Adjusted (Non-GAAP)	$4,388		$4,540		$2,979		$10,865		$6,936		$—	$—	$—	$—	$29,708

Operating Income
Reported (GAAP)	$475		$385		$327		$1,770		$922		$(112)	$(317)	$(206)	$(2)	$3,242
Spin-Off Costs	—		—		—		—		—		—	35	—	—	35
2012-2014 Restructuring Program costs	11		40		59		200		145		—	4	—	—	459
2014-2018 Restructuring Program costs	97		25		23		128		62		—	46	—	—	381
Integration Program and other acquisition integration costs	—		(1)		4		(5)		—		—	(2)	—	—	(4)
Remeasurement of net monetary assets in Venezuela	167		—		—		—		—		—	—	—	—	167
Intangible asset impairment charges	—		48		—		9		—		—	—	—	—	57
Costs associated with the coffee business transactions	—		—		5		31		—		—	41	—	—	77
Historical coffee business	(2)		(29)		(155)		(499)		—		39	—	—	—	(646)
Operating income from divestiture	—		(8)		—		—		—		—	—	—	—	(8)
Acquisition-related costs	—		—		—		—		—		—	—	—	2	2
Reclassification of equity method investment earnings	—		(90)		(6)		—		(9)		—	—	—	1	(104)

Adjusted (Non-GAAP)	$748		$370		$257		$1,634		$1,120		$(73)	$(193)	$(206)	$1	$3,658
Reclassification of historical Venezuela operating results	(175)		—		—		—		—		—	—	—	—	(175)
Rounding	—		—		—		—		—		—	—	—	—	—

Pro Forma Adjusted (Non-GAAP)	$573		$370		$257		$1,634		$1,120		$(73)	$(193)	$(206)	$1	$3,483

Operating Income Margin
Reported %	9.2%		8.4%		9.0%		12.7%		13.3%						9.5%
Adjusted %	14.5%		8.1%		8.6%		15.0%		16.1%						12.0%
Pro Forma Adjusted %	13.1%		8.1%		8.6%		15.0%		16.1%						11.7%

Schedule 4.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Twelve Months Ended December 31, 2013
	Latin America	Asia Pacific	EEMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$5,382	$4,952	$3,915	$14,059	$6,991	$—	$—	$—	$—	$35,299
Divestitures	—	—	(20)	(11)	(39)	—	—	—	—	(70)
Historical coffee business	(5)	(93)	(730)	(3,076)	—	—	—	—	—	(3,904)

Adjusted (Non-GAAP)	$5,377	$4,859	$3,165	$10,972	$6,952	$—	$—	$—	$—	$31,325
Reclassification of historical Venezuela operating results	(795)	—	—	—	—	—	—	—	—	(795)

Pro Forma Adjusted (Non-GAAP)	$4,582	$4,859	$3,165	$10,972	$6,952	$—	$—	$—	$—	$30,530

Operating Income
Reported (GAAP)	$570	$512	$379	$1,699	$889	$62	$(287)	$(217)	$364	$3,971
Spin-Off Costs	—	—	—	—	—	—	62	—	—	62
2012-2014 Restructuring Program costs	21	2	14	131	160	—	2	—	—	330
Integration Program and other acquisition integration costs	33	41	56	88	1	—	1	—	—	220
Remeasurement of net monetary assets in Venezuela	54	—	—	—	—	—	—	—	—	54
Benefit from indemnification resolution	—	—	—	—	—	—	—	—	(336)	(336)
Historical coffee business	(1)	(51)	(174)	(454)	—	(19)	(1)	—	—	(700)
Operating income from divestiture	—	(6)	7	(2)	(11)	—	—	—	—	(12)
Gain on divestiture	—	—	—	—	—	—	—	—	(30)	(30)
Acquisition-related costs	—	—	—	—	—	—	—	—	2	2
Reclassification of equity method investment earnings	—	(93)	(7)	—	(1)	—	—	—	—	(101)

Adjusted (Non-GAAP)	$677	$405	$275	$1,462	$1,038	$43	$(223)	$(217)	$—	$3,460
Reclassification of historical Venezuela operating results	(192)	—	—	—	—	—	—	—	—	(192)

Pro Forma Adjusted (Non-GAAP)	$485	$405	$275	$1,462	$1,038	$43	$(223)	$(217)	$—	$3,268

Operating Income Margin
Reported %	10.6%	10.3%	9.7%	12.1%	12.7%					11.2%
Adjusted %	12.6%	8.3%	8.6%	13.3%	14.8%					11.0%
Pro Forma Adjusted %	10.6%	8.3%	8.7%	13.3%	14.9%					10.7%

Schedule 5.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2015	2014	$ Change	% Change
Diluted EPS attributable to Mondelēz International	$0.19	$0.09	$0.10	111.1%
2012-2014 Restructuring Program costs	—	0.03	(0.03)
2014-2018 Restructuring Program costs	0.11	—	0.11
Remeasurement of net monetary assets in Venezuela	0.01	0.09	(0.08)
Income / (costs) associated with the coffee business transactions	(0.20)	—	(0.20)
Loss related to interest rate swaps	0.01	—	0.01
Net earnings from divestiture	0.02	—	0.02
Loss on debt extinguishment and related expenses	0.27	0.18	0.09

Adjusted EPS	$0.41	$0.39	$0.02	5.1%
Reclassification of historical Venezuela operating results	(0.02)	(0.03)	0.01

Pro Forma Adjusted EPS	$0.39	$0.36	$0.03	8.3%
Impact of unfavorable currency	0.07	—	0.07

Pro Forma Adjusted EPS (constant currency)	$0.46	$0.36	$0.10	27.8%

Schedule 5.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2015	2014	$ Change	% Change
Diluted EPS attributable to Mondelēz International	$0.25	$0.36	$(0.11)	(30.6)%
Spin-Off Costs	—	0.01	(0.01)
2012-2014 Restructuring Program costs	—	0.03	(0.03)
2014-2018 Restructuring Program costs	0.08	—	0.08
Remeasurement of net monetary assets in Venezuela	—	(0.01)	0.01
Income / (costs) associated with the coffee business transactions	0.13	0.01	0.12
Loss on divestiture	0.01	—	0.01

Adjusted EPS	$0.47	$0.40	$0.07	17.5%
Reclassification of historical Venezuela operating results	(0.03)	0.02	(0.05)

Pro Forma Adjusted EPS	$0.44	$0.42	$0.02	4.8%
Impact of unfavorable currency	0.07	—	0.07

Pro Forma Adjusted EPS (constant currency)	$0.51	$0.42	$0.09	21.4%

Schedule 5.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2015	2014	$ Change	% Change
Diluted EPS attributable to Mondelēz International	$4.46	$0.53	$3.93	741.5%
2012-2014 Restructuring Program costs	—	0.08	(0.08)
2014-2018 Restructuring Program costs	0.11	0.03	0.08
Remeasurement of net monetary assets in Venezuela	—	0.01	(0.01)
Income / (costs) associated with the coffee business transactions	0.04	(0.15)	0.19
Gain on the coffee business transactions	(4.25)	—	(4.25)
Equity method investee acquisition-related and other adjustments	0.06	—	0.06

Adjusted EPS	$0.42	$0.50	$(0.08)	(16.0)%
Reclassification of historical Venezuela operating results	(0.04)	(0.04)	—

Pro Forma Adjusted EPS	$0.38	$0.46	$(0.08)	(17.4)%
Impact of unfavorable currency	0.08	—	0.08

Pro Forma Adjusted EPS (constant currency)	$0.46	$0.46	$—	—

Schedule 5.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2015	2014	$ Change	% Change
Diluted EPS attributable to Mondelēz International	$(0.46)	$0.29	$(0.75)	(258.6)%
Impact of net loss on share dilution calculation	0.01	—	0.01
Spin-Off Costs	—	0.01	(0.01)
2012-2014 Restructuring Program costs	—	0.06	(0.06)
2014-2018 Restructuring Program costs	0.17	0.14	0.03
Venezuela deconsolidation loss	0.48	—	0.48
Intangible asset impairments charges	0.03	0.02	0.01
Income / (costs) associated with the coffee business transactions	0.02	(0.05)	0.07
Loss on the coffee business transactions	0.19	—	0.19
Net earnings from divestiture	—	(0.01)	0.01
Loss on debt extinguishment and related expenses	0.02	—	0.02

Adjusted EPS	$0.46	$0.46	$—	—
Reclassification of historical Venezuela operating results	(0.03)	0.01	(0.04)

Pro Forma Adjusted EPS	$0.43	$0.47	$(0.04)	(8.5)%
Impact of unfavorable currency	0.07	—	0.07

Pro Forma Adjusted EPS (constant currency)	$0.50	$0.47	$0.03	6.4%

Schedule 5.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Years Ended December 31,
	2015	2014	$ Change	% Change
Diluted EPS attributable to Mondelēz International	$4.44	$1.28	$3.16	246.9%
Spin-Off Costs	—	0.01	(0.01)
2012-2014 Restructuring Program costs	—	0.21	(0.21)
2014-2018 Restructuring Program costs	0.45	0.16	0.29
Remeasurement of net monetary assets in Venezuela	0.01	0.09	(0.08)
Venezuela deconsolidation loss	0.48	—	0.48
Intangible asset impairments charges	0.03	0.02	0.01
Income / (costs) associated with the coffee business transactions	(0.01)	(0.19)	0.18
Gain on the coffee business transactions	(4.05)	—	(4.05)
Loss related to interest rate swaps	0.01	—	0.01
Net earnings from divestiture	0.02	(0.01)	0.03
Loss on divestiture	0.01	—	0.01
Equity method investee acquisition-related and other adjustments	0.07	—	0.07
Loss on debt extinguishment and related expenses	0.29	0.18	0.11

Adjusted EPS	$1.75	$1.75	$—	—
Reclassification of historical Venezuela operating results	(0.10)	(0.05)	(0.05)

Pro Forma Adjusted EPS	$1.65	$1.70	$(0.05)	(2.9)%
Impact of unfavorable currency	0.28	—	0.28

Pro Forma Adjusted EPS (constant currency)	$1.93	$1.70	$0.23	13.5%

Schedule 5.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Years Ended December 31,
	2014	2013	$ Change	% Change
Diluted EPS attributable to Mondelēz International	$1.28	$2.19	$(0.91)	(41.6)%
Discontinued Operations	—	0.90	(0.90)

Diluted EPS attributable to Mondelēz International from continuing operations	$1.28	$1.29	$(0.01)	(0.8)%
Spin-Off Costs	0.01	0.02	(0.01)
2012-2014 Restructuring Program costs	0.21	0.14	0.07
2014-2018 Restructuring Program costs	0.16	—	0.16
Integration Program and other acquisition integration costs	—	0.10	(0.10)
Net Benefit from Indemnification Resolution	—	(0.20)	0.20
Remeasurement of net monetary assets in Venezuela	0.09	0.03	0.06
Residual Tax Associated with Starbucks Arbitration	—	(0.02)	0.02
Intangible asset impairments charges	0.02	—	0.02
Income / (costs) associated with the coffee business transactions	(0.19)	—	(0.19)
Net earnings from divestiture	(0.01)	—	(0.01)
Gains on acquisition and divestitures, net	—	(0.04)	0.04
Loss on debt extinguishment and related expenses	0.18	0.22	(0.04)

Adjusted EPS	$1.75	$1.54	$0.21	13.6%
Reclassification of historical Venezuela operating results	(0.05)	(0.08)	0.03

Pro Forma Adjusted EPS	$1.70	$1.46	$0.24	16.4%
Impact of unfavorable currency	0.08	—	0.08

Pro Forma Adjusted EPS (constant currency)	$1.78	$1.46	$0.32	21.9%